Supplement dated June 15, 2012
to the Prospectus for Principal Variable Contracts Funds, Inc.
dated April 30, 2012

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Prospectus. Retain this supplement with the
Prospectus.

ACCOUNT SUMMARIES

BOND & MORTGAGE SECURITIES ACCOUNT

Under the Principal Investment Strategies heading, delete the second and third sentences in the second paragraph and substitute:
The Account may utilize derivative strategies for hedging or managing fixed income exposure. Specifically, the Account may invest in Treasury futures or interest rate swaps to manage the fixed-income exposure
(including for hedging purposes) and credit default swaps to increase or decrease, in an efficient manner, exposures to certain sectors or individual issuers.

INTERNATIONAL EMERGING MARKETS ACCOUNT

Under the Principal Investment Strategies heading, delete the paragraph that begins “Here, "emerging market country" means any country which is considered” and substitute:
Here, "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the MSCI Emerging Markets Index or has a sovereign debt rating of BBB+ or lower based on the lower of S&P and Moody’s ratings). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, and New Zealand, and most nations located in Western Europe. The Account will invest in equity securities of small, medium, and large capitalization companies.

REAL ESTATE SECURITIES ACCOUNT

Under the Management and Sub-Advisor(s) and Portfolio Manager(s) headings for Principal Real Estate
Investors, LLC, add the following:

· Anthony Kenkel (since 2012), Portfolio Manager

SHORT-TERM INCOME ACCOUNT

Under the Principal Investment Strategies heading, delete the third sentence in the paragraph and substitute:
The Account's investments may also include corporate securities, U.S. and foreign government securities, mortgage-backed and asset-backed securities (including sub-prime mortgages), and real estate investment trust securities.

Add the following to the list of Principal Risks:

Sub-Prime Mortgage Risk. The risk of default is generally higher in mortgage-related investments that include sub-prime mortgages.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

In the table, under the column heading “Bond & Mortgage Securities” and row labeled “Hedging”, delete “Not
Applicable” and substitute “Principal.”

Under the Foreign Securities heading, delete the paragraph that begins “Depending on the fund, the fund may invest in securities” and substitute:
Depending on the fund, the fund may invest in securities of developed markets, developing (also called
"emerging") markets, or both. Usually, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the MSCI Emerging
Markets Index or has a sovereign debt rating of BBB+ or lower based on the lower of S&P and Moody’s ratings). These countries generally include every nation in the world except the United States, Canada,
Japan, Australia, New Zealand, and most nations located in Western Europe.

MANAGEMENT OF THE FUNDS

The Sub-Advisors
In the Principal Real Estate Investors, LLC (“Principal-REI”) section, add:
Anthony Kenkel has been with Principal – REI since 2005. He earned a bachelor’s degree in Finance from
Drake University and an M.B.A. from the University of Chicago Graduate School of Business. Mr. Kenkel has
earned the right to use the Chartered Financial Analyst and Financial Risk Manager designations.

2